Exhibit 99.1

CERo Therapeutics, Inc. Receives FDA Clearance of Investigational New Drug Application to Initiate Phase 1 Clinical Trial of Its Lead Compound CER-1236 in Acute Myelogenous Leukemia

SOUTH SAN FRANCISCO, Calif, Nov. 15, 2024 (GLOBE NEWSWIRE) -- CERo Therapeutics Holdings, Inc. (Nasdaq: CERO) (“CERo”), an innovative immunotherapy company seeking to advance the next generation of engineered T cell therapeutics augmented with phagocytic mechanisms derived from the innate arm of the immune system, announces that the U.S. Food and Drug Administration (FDA) has cleared the Company’s Investigational New Drug Application (IND) for Phase 1 clinical trials of its lead compound, CER-1236, in acute myelogenous leukemia (AML).

Interim CEO Chris Ehrlich commented, “Following our productive discussions with FDA, we look forward to initiating our first in-human trial of CER-1236 in AML. We believe our lead compound offers a novel and powerful approach in treating cancer and will explore its differentiated attributes in the upcoming clinical trial in patients with one of the deadliest of all cancers, AML.

“To be sure, I want to thank the entire CERo team for bringing CER-1236 to this pivotal point in its development, a very important milestone for all of us. Now this team will turn its attention to expeditiously deploying our resources in anticipation of what we believe will be a first quarter 2025 start for our Phase 1 trial, and we look forward to sharing future program updates,” concluded Ehrlich.

About CERo Therapeutics, Inc.

CERo is an innovative immunotherapy company advancing the development of next generation engineered T cell therapeutics for the treatment of cancer. Its proprietary approach to T cell engineering, which enables it to integrate certain desirable characteristics of both innate and adaptive immunity into a single therapeutic construct, is designed to engage the body’s full immune repertoire to achieve optimized cancer therapy. This novel cellular immunotherapy platform is expected to redirect patient-derived T cells to eliminate tumors by building in engulfment pathways that employ phagocytic mechanisms to destroy cancer cells, creating what CERo refers to as Chimeric Engulfment Receptor T cells (“CER-T”). CERo believes the differentiated activity of CER-T cells will afford them greater therapeutic application than currently approved chimeric antigen receptor (“CAR-T”) cell therapy, as the use of CER-T may potentially span both hematological malignancies and solid tumors. CERo anticipates initiating clinical trials for its lead product candidate, CER-1236, in early 2025 for AML.

Forward-Looking Statements

This communication contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy, clinical development of CER-1236, the potential benefits of CER-1236 in AML, and the plans and objectives of management for future operations of CERo. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this communication, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When CERo discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, CERo’s management.

Actual results could differ from those implied by the forward-looking statements in this communication. Certain risks that could cause actual results to differ are set forth in CERo’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, filed on April 2, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission and the documents incorporated by reference therein. The risks described in CERo’s filings with the Securities and Exchange Commission are not exhaustive. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can CERo assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements made by CERo or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. CERo undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Investors:

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investors@cero.bio